EXHIBIT 32.3

Certification of CAO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this Amendment to the Annual Report on Form 10-K of First Eagle Alternative Capital BDC, Inc. (the “Registrant”) for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jennifer M. Wilson, the Chief Accounting Officer of the Registrant, hereby certify, to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ JENNIFER M. WILSON
Name: Jennifer M. Wilson
Title: Chief Accounting Officer
Date: May 18, 2021